UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28, 2023

VENUS CONCEPT INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38238	06-1681204
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

235 Yorkland Blvd, Suite 900
Toronto, Ontario M2J 4Y8
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (877) 848-8430

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	VERO	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Sec.230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Sec.240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule of Standard; Transfer of Listing.

As previously disclosed, on May 31, 2023, Venus Concept Inc. (the “Company”) received a written notice from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq Staff”) stating that the stockholders’ equity as reported in the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2023, was below the minimum $2,500,000 required for continued listing under Listing Rule 5550(b)(1) (“Minimum Equity Requirement”).

On July 17, 2023, the Company submitted to the Nasdaq Staff a plan to regain compliance with the Minimum Equity Requirement (the "Plan"). On July 28, 2023, the Nasdaq Staff granted an extension until November 27, 2023 to evidence compliance with the Minimum Equity Requirement, conditioned upon the Company’s achievement of certain milestones as set forth in the Plan.

On November 28, 2023, the Company received a written notice from the Nasdaq Staff which described its determination that the Company had not regained compliance with the Minimum Equity Requirement within the Plan period. As a result, the Nasdaq Staff advised the Company that its securities will be delisted at the opening of business on December 7, 2023, unless the Company timely requests a hearing before a Nasdaq Hearings Panel (the "Panel”).

Accordingly, the Company intends to timely request a hearing before the Panel. The hearing request will automatically stay any suspension or delisting action pending the hearing and the expiration of any additional extension period granted by the Panel following the hearing. Pursuant to the Nasdaq Listing Rules, the Panel is authorized to grant, where it deems appropriate, an additional extension period not to exceed May 28, 2024. The Company remains committed to taking all reasonable measures available to regain compliance under the Nasdaq Listing Rules and remain listed on Nasdaq.

Forward Looking Statements

This Current Report on Form 8-K (the “Current Report”) includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” or other similar expressions. Such statements may include, but are not limited to, that there can be no assurance that the Company will regain compliance with Nasdaq Listing Rule 5550(b)(1) in the future, or otherwise meet Nasdaq compliance standards, or that Nasdaq will grant the Company any relief from delisting as necessary or that the Company can ultimately meet applicable Nasdaq requirements for any such relief. The forward-looking statements contained in this Current Report speak only as of the date of this Current Report and the Company undertakes no obligation to publicly update any forward-looking statements to reflect changes in information, events, or circumstances after the date of this report, unless required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VENUS CONCEPT INC.
Date: December 1, 2023	By:	/s/ Domenic Della Penna
Domenic Della Penna
Chief Financial Officer